UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 5, 2004

Date of Report (Date of earliest event reported)

333-81520

Commission File Number

-----------------------------------

DIGITAL COLOR PRINT,  INC.

(Exact name of registrant as specified in its charter)

DELAWARE, U.S.A.                                                                                               98-0361568

(State or other jurisdiction of                                                                              (I.R.S. Employer

 incorporation or organization)                                                                           Identification No.)

1920 East Warner Avenue, Suite M, Santa Ana, California 92705

(Address of principal executive offices)

(949) 474-4960

(Issuer's telephone number, including area code)

Mediatelevision.tv, Inc.

(Former name, former address and former fiscal year,

if changed since last report)

Item 4.01. Changes in Registrant's Certifying Accountant

     (a) Previous independent accountants

     (i) Effective November 5, 2004, Digital Color Print, Inc. ("Registrant"), confirmed with its auditors, Russell Bedford Stefanou Mirchandi LLP ("Russell"), that the firm would no longer be representing the Registrant as its accountants. As of that date, Russell informed the Registrant that it would decline to stand for re-election as the Registrant's accountants.

     (ii) Russell last reported on Registrant's financial statements as of January 12, 2004. Registrant's financial statements for the past two years, as audited by Russell, included an independent auditor's report containing an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern.

     (iii) The change of independent accountants was ratified by the Board of Directors of Registrant on November 5, 2004.

     (iv) During Registrant's two most recent fiscal years and the subsequent interim period through November 5, 2004, there were no disagreements with Russell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, to Russell's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.  However, Russell's reports on the Company's consolidated financial statements contained an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern.

     (v) During the two most recent fiscal year and the subsequent interim period through November 5, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

            (a) During the previous two fiscal years and the subsequent interim period through November 5, 2004, Russell did not advise Registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist.

            (b)  During the previous two fiscal years and the subsequent interim period through November 5, 2004, Russell did not advise Registrant that any information had come to their attention which had led them to no longer be able to rely on management's representation, or that had made Russell unwilling to be associated with the financial statements prepared by management.

            (c)  During the previous two fiscal years and the subsequent interim period through November 5, 2004, Russell did not advise Registrant that the scope of any audit needed to be expanded significantly or that more investigation was necessary.

            (d)  During the previous two fiscal years and the subsequent interim period through November 5, 2004, Russell did not advise Registrant that there was any information which the accountants concluded would materially impact the fairness and reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements.

     (vi) The Registrant has requested that Russell furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter has not yet been received by the Company.

     (b) New independent accountants

     The Registrant has not yet engaged a new auditing firm.

Item 9.01.    Financial Statement and Exhibits

     (c) The following documents are filed herewith as exhibits:

     None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2005

DIGITAL COLOR PRINT, INC.

/s/ Alan Spatz

Alan Spatz,

Chief Financial Officer